UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):   September 23, 2025

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number,
Commission File Number, IRS Employer Identification Number
ALLIANT ENERGY CORPORATION
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Alliant Energy Corporation, Common Stock, $0.01 Par Value	LNT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On September 23, 2025, Alliant Energy Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., MUFG Securities Americas Inc., Barclays Capital Inc., Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $725 million in aggregate principal amount of the Company’s 5.750% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056 (the “Notes”), in a public offering (the “Offering”). The Notes are to be issued under an Indenture dated as of September 26, 2025, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), pursuant to a First Supplemental Indenture, dated September 26, 2025, between the Company and the Trustee (the “Supplemental Indenture”).

The Notes are registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-276062) that the Company filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2023, and amended on September 22, 2025 (the “Registration Statement”). The Registration Statement was supplemented by a prospectus supplement setting forth the terms of the Notes that the Company filed with the SEC on September 25, 2025 (the “Prospectus Supplement”).

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Notes, and all such exhibits are hereby incorporated into the Registration Statement by reference. The Underwriting Agreement is filed as Exhibit 1.1, the Indenture is filed as Exhibit 4.1, and the Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K.
On September 23, 2025, the Company issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Perkins Coie LLP, counsel to the Company, has issued an opinion to the Company, dated September 26, 2025, regarding the legality of the Notes upon issuance thereof. Perkins Coie LLP, as United States income tax counsel to the Company in connection with the Registration Statement, has issued an opinion to the Company, dated September 26, 2025, regarding the discussion in the Prospectus Supplement under the caption “Material U.S. Federal Income Tax Considerations”. The opinions are filed as Exhibit 5.1 and Exhibit 8.1 hereto, respectively.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 23, 2025, among Alliant Energy Corporation and the underwriters named therein.
4.1	Indenture, dated as of September 26, 2025, between Alliant Energy Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2
First Supplemental Indenture, dated as of September 26, 2025, between Alliant Energy Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 5.750% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2056 (including the form of the Notes).

5.1	Opinion of Perkins Coie LLP.
8.1	Tax Opinion of Perkins Coie LLP.
23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).
23.2	Consent of Perkins Coie LLP (contained in Exhibit 8.1 hereto).
99.1	Press Release of Alliant Energy Corporation, dated September 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: September 26, 2025	By:	/s/ Robert J. Durian
	Name:	Robert J. Durian
	Title:	Executive Vice President and Chief Financial Officer